EXHIBIT 32.1


                                  CERTIFICATION
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. do hereby certify that:

                  (a) the Amendment No. 1 Annual Report on Form 10-KSB of Manhattan Pharmaceuticals, Inc. for the year ended December 31, 2003 (the "Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.



Dated: April 2, 2004                       /s/ Leonard Firestone
                                           -------------------------------------
                                           Leonard Firestone
                                           President and Chief Executive Officer


Dated: April 2, 2004                       /s/ Nicholas J. Rossettos
                                           -------------------------------------
                                           Nicholas J. Rossettos
                                           Chief Financial Officer